UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest

Event Reported): January 9, 2007

RADIATION THERAPY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-50802

Florida	65-0768951
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2234 Colonial Boulevard, Fort Myers, Florida	33907
(Address of principal executive offices)	(Zip Code)

(239) 931-7275

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(b) On January 9, 2007 the Company notified NASDAQ that due to the recent death of James Charles Weeks, an independent member of the Company’s Board of Directors, it was aware that it was no longer in compliance with NASDAQ Marketplace Rule 4350(c)(1) which requires a majority of the Board to be comprised of independent directors. The Company will begin a search for a new independent director to serve on the Board of Directors as soon as practicable and expects to be able to identify and appoint a replacement independent director within the cure period provided under NASDAQ rules.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIATION THERAPY SERVICES, INC.

By:	/s/ David Koeninger
David Koeninger
Principal Financial Officer

Dated: January 9, 2007

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